                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     July 31, 1996
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                                  ABC Bancorp
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            (Exact name of registrant as specified in its charter)



     Georgia                                                   58-1456434
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 (State or other          (Commission File Number)           (IRS Employer
 jurisdiction of                                              Identification
  incorporation)                                              Number)


310 First Street, S.E., Moultrie, Georgia                          31768
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:   (912) 890-1111
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Item 2.  Acquisition or Disposition of Assets
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     ABC Bancorp, a Georgia corporation ("ABC"), and Central Bankshares, Inc., a Georgia corporation ("Central"), entered into an Agreement and Plan of Merger dated as of December 29, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of April 26, 1996 (collectively, the "Merger Agreement"), pursuant to which Central was merged with and into ABC (the "Merger"). The Merger was consummated and became effective as of July 31, 1996 (the "Closing").

     Pursuant to the Merger Agreement, the issued and outstanding shares of Central immediately prior to the Merger (the "Central Shares") were converted into the right to receive consideration of approximately $8.8 million paid to holders of the Central Shares as of Closing in the form of Common Stock, par value $1.00, of ABC.

     At the Closing, Robert L. Evans, and Roxie W. Bagwell, President and Secretary, respectively, of Central and of its wholly-owned bank subsidiary, Central Bank and Trust, entered into Employment Agreements with Central Bank and Trust, copies of which are attached to the Merger Agreement as Exhibits 4 and 5, respectively.

     The consideration for the Merger was determined as a result of negotiations between ABC and Central and was approved by the boards of directors of ABC and Central and by the shareholders of Central. Prior to the Merger, neither ABC nor any of its affiliates, directors or officers, nor any associate of any such director or officer had any relationship with Central.

     The Merger is the second of three mergers that ABC intends to consummate in 1996.

     ABC has previously announced the consummation, on June 21, 1996, of its merger transaction with Southland Bancorporation ("Southland"), an Alabama corporation and the sole shareholder of Southland Bank, an Alabama chartered state bank located in Dothan, Alabama. Pursuant to the Agreement and Plan of Merger by and between ABC and Southland dated as of December 18, 1995, as amended (the "Southland Merger Agreement"), Southland was merged with and into ABC (the "Southland Merger"), with Southland Bank thereupon becoming a wholly-owned subsidiary of ABC. The description of the Southland Merger Agreement is qualified in its entirety by reference to a copy thereof which has been previously filed and is incorporated herein by reference.

     ABC also has announced a proposed merger transaction with First National Financial Corporation ("First National"), a Georgia corporation and the sole shareholder of First National Bank of South Georgia, a national banking association located in Albany, Georgia ("First National Bank"). Pursuant to the Agreement and the Plan of Merger by and between ABC and First National dated as of April 15, 1996, as amended (the "First National Merger Agreement"), First National will be merged with and into ABC (the "First National Merger"), with First National Bank thereupon becoming a wholly-owned subsidiary of ABC. The description of the First National Merger Agreement is qualified in its entirety by reference to a copy thereof which has been previously filed and is incorporated herein by reference.

     The consummation of the First National Merger is subject to the satisfaction of a number of conditions, including the requisite shareholder approval by the First National shareholders. The First National Merger is scheduled to close on August 30, 1996. However, the actual timing of the consummation of the First National Merger is dependent on a number of factors, including the requisite shareholder approval. There can be no assurance as to whether or when the First National Merger will be consummated.

     The description contained herein of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, incorporated herein by reference, and the Press Release dated July 31, 1996 which is attached hereto as
Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a) Financial Statements of Business Acquired.  Incorporated in this Report
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by reference are unaudited consolidated financial statements of ABC as of March 31, 1996, together with the notes thereto, as well as the audited financial statements of ABC as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Mauldin & Jenkins.

     Incorporated in this Report by reference are unaudited consolidated financial statements of Central as of March 31, 1996, together with the notes thereto, as well as the audited financial statements of Central as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Mauldin & Jenkins.

     Incorporated in this Report by reference are unaudited consolidated financial statements of Southland as of March 31, 1996, together with the notes thereto, as well as the audited financial statements of Southland as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of KPMG Peat Marwick LLP.

     Incorporated in this Report by reference are unaudited consolidated financial statements of First National as of March 31, 1996, together with the notes thereto, as well as the audited financial statements of First National as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Francis & Co., CPA's.

     (b) Pro Forma Financial Information.  The Unaudited Pro Forma Condensed
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Consolidated Financial Data incorporated in this Report by reference give effect to the merger transactions described herein. Southland's information is combined with ABC using the purchase accounting method. Central's information is combined with ABC using the pooling of interests method of accounting. First National's information is combined with ABC using the pooling of interests method of accounting.

     The ABC historical amounts were derived from consolidated financial statements of ABC incorporated herein by reference. The historical amounts of Southland were derived from the consolidated financial statements of Southland incorporated herein by reference. The historical amounts of Central were derived from the consolidated financial statements of Central incorporated herein by reference. The historical amounts of First National were derived from the consolidated financial statements of First National incorporated herein by reference.

     The Unaudited Pro Forma Condensed Consolidated Financial Data do not purport to present the financial position of ABC had the various transactions indicated above actually been consummated on the dates indicated. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Data are not necessarily indicative of the future results of operations of ABC and should be read in conjunction with the historical financial statements of ABC, Southland, Central and First National, including the notes thereto, incorporated herein by reference.

     (c) Exhibits.  The following is a list of the Exhibits attached hereto or
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incorporated herein by reference.

Exhibit 2.1 Merger Agreement (incorporated by reference to Exhibit 10.11 to ABC's Annual Report on Form 10-K (File No. 0-16181), filed with the Commission on March 28, 1996).

Exhibit 2.2 Amendment No. 1 to Merger Agreement (incorporated by reference to Appendix A to ABC's Registration on Form S-4 (Registration No. 333-05861), filed with the Commission on June 12, 1996).

Exhibit 10.1  Employment Agreement, Robert L. Evans*

Exhibit 10.2  Employment Agreement, Roxie W. Bagwell*

Exhibit 99    Press Release

*    Contained as an exhibit to the Merger Agreement

                      DOCUMENTS INCORPORATED BY REFERENCE

     The following documents of ABC (Commission File No 0-16181) are hereby incorporated by reference:

     1. Agreement and Plan of Merger by and between ABC and Southland Bancorporation dated as of December 18, 1995 (filed as Exhibit 10.10 to ABC's Annual Report on Form 10-K filed with the Commission on March 28, 1996), and Amendment No. 1 thereto dated as of April 16, 1996 (filed as part of Appendix A to Amendment No. 1 to ABC's Registration on Form S-4 (Registration No. 333-2387), filed with the Commission on May 21, 1996).

     2. Agreement and Plan of Merger by and between ABC and Central Bankshares, Inc., dated as of December 29, 1995 (filed as Exhibit
          10.11 to ABC's Annual Report on Form 10-K filed with the Commission on March 28, 1996), and Amendment No. 1 thereto dated as of April 26, 1996 (filed as part of Appendix A to ABC's Registration on Form S-4 (Registration No. 333-05861), filed with the Commission on June 12,
          1996).

     3. Agreement and Plan of Merger by and between ABC and First National Financial Corporation dated as of April 15, 1996 (filed as Exhibit
          10.12 to Amendment No.

          1 to ABC's Registration on Form S-4 (Registration No. 333-2387), filed with the Commission on May 21, 1996).

     4. Financial Information, including Unaudited Pro Forma Condensed Consolidated Financial Data (pages PF-i through PF-28) and Historical Financial Data of each of ABC Bancorp, First National Financial Corporation, Central Bankshares, Inc., and Southland Bancorporation (pages F-1 through F-129), filed as part of ABC's Registration on Form S-4 (Registration No. 333-08301), filed with the Commission on July 17, 1996.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              ABC BANCORP



                              By:/s/ W. Edwin Lane, Jr.
                                 --------------------------------
                                 Name:   W. Edwin Lane, Jr.
                                 Title:    Vice President and CFO


Dated: August 13, 1996

                                 EXHIBIT INDEX


Exhibit No.                 Exhibit Description
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Exhibit 2.1 Merger Agreement (incorporated by reference to Exhibit 10.11 to ABC's Annual Report on Form 10-K (File No. 0-16181), filed with the Commission on March 28, 1996).

Exhibit 2.2 Amendment No. 1 to Merger Agreement (incorporated by reference to Appendix A to ABC's Registration on Form S-4 (Registration No. 333-05861), filed with the Commission on June 12, 1996).

Exhibit 10.1 Employment Agreement, Robert L. Evans*

Exhibit 10.2 Employment Agreement, Roxie W. Bagwell*

Exhibit 99   Press Release

*    Contained as an exhibit to the Merger Agreement